UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        March 10, 2005 (March 10, 2005)



                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)



               Nevada                   1-11151             76-0364866
-----------------------------------     -------        --------------------
(State or other jurisdiction of     (Commission File     (I.R.S. Employer
 incorporation or organization)          Number)        Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas         77042
---------------------------------------------------------------      ----------
    (Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         U. S. Physical Therapy, Inc. (the "Company") will deliver a presentation at the First Dallas Securities' 2005 Spring Investment Forum held today, March 10, 2005. Larry McAfee, Chief Financial Officer, will address the conference.

         A copy of the presentation may be accessed on the Company's website, www.usph.com.

         Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings by the Company under such Act or the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits                 Description of Exhibits

                       None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            U.S. PHYSICAL THERAPY, INC.


Dated: March 10, 2005


                            By: /s/ LAWRANCE W. MCAFEE
                            ------------------------------------------------
                            Lawrance W. McAfee
                            Chief Financial Officer
                            (duly authorized officer and principal financial and accounting officer)